LEADER TOTAL RETURN FUND

Institutional Shares:	LCTIX
Investor Shares:	LCTRX
Class A Shares:	LCATX
Class C Shares:	LCCTX

a series of Northern Lights Fund Trust

Supplement dated April 22, 2014

to the Prospectus and Statement of Additional Information dated September 30, 2013

______________________________________________________________________

Effective immediately, the Leader Total Return Fund has discontinued the redemption fee.  The fee and expense table is revised as follows and all other references to a redemption fee are hereby deleted and the fee table is revised to reflect the fact that there is no redemption fee:

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	3.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.50%	0.50%	1.00%
Other Expenses	1.08%	1.08%	1.08%	1.08%
Acquired Fund Fees and Expenses (1)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.85%	2.35%	2.35%	2.85%
Fee Waiver and Reimbursement (2)	(0.48)%	(0.48)%	(0.48)%	(0.48)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.37%	1.87%	1.87%	2.37%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until September 30, 2014 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation, do not exceed 1.35% of its average daily net assets of the Fund.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the end of the fiscal year in which the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the Fund's adviser.

*    *    *    *    *    *

This Supplement, and the Fund’s Prospectus and Statement of Additional Information dated September 30, 2013 each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-800-711-9164.

Please retain this Supplement for future reference.